ING VARIABLE FUNDS

ING Growth and Income Portfolio (“Portfolio”)

Supplement dated February 2, 2011

to the Portfolio’s Adviser Class (“Class ADV”) Prospectus (“Prospectus”) and Class ADV

Statement of Additional Information (“SAI”)

each dated April 30, 2010

On October 19, 2010, the Portfolio’s Board of Trustees approved a distribution fee waiver of 0.05% with respect to the distribution fee payable to ING Investments Distributor, LLC for the Portfolio’s Class ADV shares effective January 22, 2011. Effective January 22, 2011, the Portfolio’s Prospectus and SAI is revised as follows:

1.	The table in the section entitled “Fees and Expenses of the Portfolio – Annual Portfolio Operating Expenses” of the summary section of the Portfolio’s Class ADV shares Prospectus is hereby deleted in its entirety and replaced with the following:

Annual Portfolio Operating Expenses1

Expenses you pay each year as a % of the value of your investment

ADV
Management Fee	0.50%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.05%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	1.11%
Waivers and Reimbursements [2]	(0.05)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.06%
1	The expense ratio has been adjusted to reflect current contractual rates.
2	The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2012. There is no guarantee that the distribution fee waiver will continue after May 1, 2012. The distribution fee waiver will continue only if the distributor elects to renew it.

2.	The table in the section entitled “Fees and Expenses of the Portfolio – Expense Example” of the summary section of the Portfolio’s Class ADV shares Prospectus is hereby deleted and replaced with the following:

	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$ 108	348	607	1,347

3.	The first paragraph of the section entitled “Shareholder Service and Distribution Plans” found on page 89 of the Portfolio’s SAI is amended to include the following:

The Distributor has agreed to waive 0.05% of the distribution fee for Class ADV shares of ING Growth and Income Portfolio. The distribution fee waiver will continue through May 1, 2012. There is no guarantee that this waiver will continue after May 1, 2012 and the Portfolio will notify its Class ADV shareholders if it intends to pay the Distributor more than 0.20% (not to exceed 0.25% under the current Distribution Plan) for the Class ADV shares of ING Growth and Income Portfolio in the future.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE